2025 Second Quarter Earnings Conference Call July 22, 2025

Forward Looking Statements & Additional Disclosures Some statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions. With respect to any such forward-looking statements, Hope Bancorp claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. With the consummation of the merger of Territorial Bancorp, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Hope Bancorp and Territorial Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; and deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees and customers, may be greater than expected. Other risks and uncertainties include, but are not limited to: possible renewed deterioration in economic conditions in Hope Bancorp’s areas of operation or elsewhere; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying Hope Bancorp’s allowances for credit losses; potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations; the outcome of any legal proceedings that may be instituted against Hope Bancorp; the impact of U.S. global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; and risks from natural disasters. For additional information concerning these and other risk factors, see Hope Bancorp’s most recent Annual Report on Form 10-K. Hope Bancorp does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Q2 2025 Financial Overview

Hope Bancorp

Total Capital & TCE Ratio[1] *at 6/30/25*

13.76% / 9.43%

Total Deposits *at 6/30/25*

$15.9B

Loans Receivable *at 6/30/25*

$14.4B

NPA/Total Assets *at 6/30/25*

0.61%

2Q25 GAAP Net Income (Loss) / EPS

$(27.9MM) / $(0.22)

2Q25 Net Income & EPS excluding notable items

$24.5MM / $0.19

Strong Capital & Liquidity

- Total capital ratio was 13.76% at 6/30/25, reflecting the completion of the Territorial Bancorp Inc. acquisition
- Strategically compelling acquisition added $1.7B of stable, low-cost deposits and $1.0B of residential mortgage loans with pristine asset quality
- Tangible common equity ("TCE") ratio[1] was 9.43% at 6/30/25

Deposits

- Deposits of $15.9B at 6/30/25, up 10% QoQ, largely reflecting the Territorial acquisition
- Total cost of deposits down 22bps QoQ; average cost of interest bearing deposits down 37bps QoQ
- Brokered deposits down $183MM QoQ to 5% of deposits at 6/30/25

Loans

- Loans receivable of $14.4B at 6/30/25, up 8% QoQ, largely reflecting the Territorial acquisition
- Residential mortgage and other loans increased to 16% of total loans at 6/30/25, up from 9% at 3/31/25
- Gross loan-to-deposit ratio of 90.6% at 6/30/25

Asset Quality

- Criticized loans at 6/30/25 down 8% QoQ (2.87% of total loans). Special mention loans down 26% QoQ
- Nonperforming assets ("NPA") of $113MM at 6/30/25 (0.61% of total assets)

Earnings

- 2Q25 net income (loss): $(27.9MM), or $(0.22) per diluted share mainly due to acquisition and securities repositioning
- 2Q25 net income excluding notable items[1]: $24.5MM, or $0.19[1] per diluted common share
- 2Q25 notable items after tax of $(52MM). Included net loss on sales of securities related to the legacy investment portfolio repositioning, merger-related items, and one-time impact of California state tax apportionment law change
- Repositioned $418MM of legacy investment securities available-for-sale ("AFS") in June 2025; expected to contribute approximately $12MM to interest income annually

[1] TCE ratio, net income excluding notable items and earnings per share ("EPS") excluding notable items arenon-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

3

Strong Capital Ratios 4 Common Equity Tier 1 Capital Ratio • Robust capital ratios: All capital ratios remain strong after Territorial Bancorp Inc. (“Territorial”) acquisition and well above requirements for “well-capitalized” financial institutions • Dividend: Quarterly common stock dividend of $0.14 per share, or $0.56 per share annualized. Equivalent to a dividend yield of 5.22% at 6/30/25 • Territorial impact on shares (closed 4/2/25): Fixed exchange ratio: 0.8048x HOPE shares per Territorial share in an all-stock transaction. Company issued 6,976,754 shares, or $73MM of equity • Equity: Book value per common share of $17.36 & TCE per share(1) of $13.26 at 6/30/25 Tangible Common Equity (“TCE”) Ratio(1) Total Capital Ratio Leverage Ratio (1) TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Diverse & Granular Deposit Base 5 Noninterest Bearing Demand Deposits 22% Money Market, Interest Bearing Demand & Savings Deposits 38% Time Deposits 40% $15.9B Total Deposits (at 6/30/25) • Brokered deposit exposure down to 5% at 6/30/25 from 7% at 3/31/25 and 9% at 6/30/24 • QoQ increase in consumer deposits as a percentage of total deposits reflects Territorial’s historically consumer-focused franchise • Total deposits of $15.9B at 6/30/25, up 10% QoQ, largely reflecting Territorial acquisition • As of the close of the acquisition, Territorial’s deposits totaled $1.7B, with a weighted average cost of 1.98% • Brokered deposits decreased $183MM QoQ, or down 19% Deposit Composition by Product Type Deposit Composition by Customer Type 49% 51% 50% 51% 46% 39% 39% 40% 40% 47% 3% 3% 3% 2% 2%9% 7% 7% 7% 5% 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 Commercial Consumer Public & Other Brokered

Well-Diversified Loan Portfolio 6 Nonowner- Occupied CRE 31% C&I 26% Owner- Occupied CRE 19% Residential Mortgage & Other 16% Multifamily Residential 8% $14.4B Loans Receivable (at 6/30/25) $2.3B Avg Size: $0.4MM $4.5B Avg Size: $1.8MM $2.7B Avg Size: $2.3MM $3.7B Avg Size: $1.4MM $1.2B Avg Size: $2.3MM • Loan portfolio well-diversified across major loan types of nonowner-occupied CRE, C&I, owner-occupied CRE, residential mortgage and other, and multifamily residential loans • Addition of Territorial nearly doubled residential mortgage loan portfolio to represent 16% of total loans at 6/30/25, up from 9% at 3/31/25 • Loans receivable, excluding loans held for sale, were $14.4B at 6/30/25, up 8% QoQ, reflecting the Territorial acquisition and moderate legacy net loan growth • 2Q25 organic loan production improved 57% QoQ

Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (excl. SBA) < 50%: 59% 50% - 55%: 13% > 55% - 60%: 9% > 60% - 65%: 6% > 65% - 70% > 70%: 8%$8.4B CRE Portfolio (at 6/30/25) 46% Weighted Avg LTV(1) (1) Weighted average loan-to-value (“LTV”): Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot • Total CRE loans of $8.4B at 6/30/25, stable QoQ. Portfolio consists of $4.5B of nonowner-occupied CRE, $2.7B of owner-occupied CRE, and $1.2B of multifamily residential loans • CRE office: represented approximately 2% of total loans at 6/30/25 with no central business district exposure 7 $8.4B CRE Portfolio (at 6/30/25) As a % of Total Loans: Avg Loan Size: Weighted Avg LTV(1): 11% Multi-tenant Retail $1,590MM $2.4MM 41.4% 9% Industrial & Warehouse $1,261MM $2.5MM 40.2% 8% Multifamily $1,212MM $2.3MM 59.1% 8% Gas Station & Car Wash $1,106MM $1.9MM 49.4% 5% Hotel/Motel $755MM $2.1MM 40.8% 5% Mixed Use $671MM $1.8MM 48.0% 4% Single-tenant Retail $647MM $1.4MM 45.7% 2% Office $340MM $1.9MM 55.5% 6% All Other $804MM $1.6MM 41.6% 5%

Granular CRE Portfolio, Diversified by Submarket

Hope Bancorp

CRE Portfolio by Size Segment

Loan Size (at 6/30/25)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV[1]
> $30MM	$ 324	8	$ 40.5	62.9%
$20MM - $30MM	$ 597	25	$ 23.9	49.5%
$10MM - $20MM	$ 1,173	87	$ 13.5	50.8%
$5MM - $10MM	$ 1,682	247	$ 6.8	48.2%
$2MM - $5MM	$ 2,340	751	$ 3.1	45.6%
< $2MM	$ 2,270	3,008	$ 0.8	39.7%
Total CRE Portfolio	**$ 8,386**	**4,126**	**$ 2.0**	**46.2%**

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees

CRE Portfolio by Geographic Submarket

($ Millions)



$8.4B
CRE Portfolio
(at 6/30/25)
LA Fashion District
$182
Gateway Cities
$614
San Gabriel Valley
$217
South Bay
$229
LA Koreatown
$499
Other LA County (No exposure to downtown LA commercial business district)
$1,348
Orange County
$566
San Bernardino County
$284
Riverside County
$228
Other SoCal
$430
San Francisco, $46
Greater SF Bay Area
$228
Other NorCal
$386
Manhattan
$149
Queens County
$410
Kings County
$189
Other New York
$309
New Jersey
$375
Texas
$542
Washington
$168
Illinois
$122
Other States
$865
SoCal
NorCal
NY/NJ
Texas
Washington
Illinois
Other States

[1] **Weighted average LTV:** Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot

8

Net Interest Income & Net Interest Margin 9 Net Interest Income ($ Millions) $106 $105 $102 $101 $118 2Q24 3Q24 4Q24 1Q25 2Q25 Net Interest Income Net Interest Margin (annualized) ($ in thousands) 2Q25 Pre-tax Income Impact Estimated Timeline (Discount) Premium at 06/30/25 Accretion of discount on acquired loans $ 4,149 12 Years $ (205,536) Amortization of net premium on acquired time deposits 207 0.5 Years (60) Amortization of discount on acquired FHLB borrowings (193) 1.3 Years (248) Amortization of core deposit intangibles (in OpEx) (775) 15 Years 45,745 Total acquisition accounting adjustments $ 3,388 Territorial Acquisition Accounting Adjustments in Pre-tax Income • Sales of lower-yielding AFS securities: aggregate fair value of $418MM with a weighted avg. book yield of 2.33%. Net loss on sale: $39MM • Net proceeds from sales redeployed into higher-yielding securities: $387MM with avg. current market yield of 5.42% • Anticipated contribution to interest income: $12MM annually Repositioned Legacy Investment Securities Net Interest Margin 2.62% 2.55% 2.50% 2.54% 2.69% 2Q24 3Q24 4Q24 1Q25 2Q25

3.39% 3.44% 3.32% 3.18% 2.96% 4.54% 4.59% 4.38% 4.14% 3.77% 5.50% 5.43% 4.82% 4.50% 4.50% 2Q24 3Q24 4Q24 1Q25 2Q25 Cost of Total Deposits (ann.) Cost of IB Deposits (ann.) Avg Fed Funds Rate Average Loans & Deposits, Yields & Rates 10 Average Deposits Average Loans ($ Billions) ($ Billions) $13.6 $13.6 $13.6 $13.5 $14.4 0.0 0 2.0 0 4.00 6.0 0 8.0 0 10. 00 12. 00 14. 00 16. 00 2Q24 3Q24 4Q24 1Q25 2Q25 $10.9 $11.0 $11.0 $11.1 $12.6 $3.6 $3.7 $3.6 $3.4 $3.5 2Q24 3Q24 4Q24 1Q25 2Q25 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 6.20% 6.16% 5.95% 5.88% 5.88% 5.50% 5.43% 4.82% 4.50% 4.50% 2Q24 3Q24 4Q24 1Q25 2Q25 Avg Loan Yield (annualized) Avg Fed Funds Rate Avg Loan-to-Deposit Ratio 94% 92% 93% 93% 90% Average Cost of Deposits Relative to Fed Funds Rate Average Loan Yield Relative to Fed Funds Rate $14.5 $16.1 $14.5$14.6$14.7

Noninterest Income



Noninterest Income
(excluding notable items) (1)
($ Millions)
GAAP Noninterest Income
$15.9
$(23.0)
$11.1
$11.8
$14.9(3)
$15.7
$15.9(2)
$6.4
$2.0
$2.7
$6.4
$2.7
$2.7
$9.0
$3.1
$2.8
$9.7
$3.1
$2.9
$8.8
$4.0
$3.1
2Q24
3Q24
4Q24
1Q25
2Q25
Service Fees on Deposit Accounts
Net Gains on SBA Loan Sales
Other Income & Fees

- 2Q25 noninterest income totaled $(23MM) and included net loss on legacy securities AFS repositioning of $39MM
- 2Q25 noninterest income, excluding notable items: $16MM, up 1% QoQ and up 44% YoY
- Sold $67MM of the guaranteed portion of SBA 7(a) loans during 2Q25 vs. $50MM in 1Q25. Recorded a net gain on sale of $4.0MM in 2Q25 and $3.1MM in 1Q25
- 2Q25 swap fee income increased $1MM QoQ and $1.6MM YoY, reflecting improving customer demand. Swap fee income is included in other income and fees
- In 1Q25, other income and fees included a favorable valuation mark of $1.7MM related to other non-SBA loans sold, which did not recur in 2Q25

(1) Noninterest income excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation

(2) Notable items in 2Q25 included a net loss on sales of securities AFS of $38.9MM

(3) Notable items in 4Q24 included a net gain of $1.0MM related to the sale of the Company's two branches in Virginia, which closed 10/1/24

11

Noninterest Expense & Efficiency



Noninterest Expense
(excluding notable items) (1)(2)
($ Millions)
GAAP Noninterest Expense
$81.0
$81.3
$77.6
$83.9
$109.5
$79.1
$79.8
$77.0
$81.3
$92.2
$22.6
$12.4
$44.1
$23.3
$12.3
$44.2
$22.7
$12.3
$42.0
$19.9
$12.9
$48.5
$22.7
$16.7
$52.8
2Q24
3Q24
4Q24
1Q25
2Q25
Salary & Employee Benefits
Occupancy & FF&E
Other Expenses



Efficiency Ratio
115.8%
69.3%
69.7%
65.7%
72.0%
67.7%
68.4%
65.8%
69.8%
69.1%
2Q24
3Q24
4Q24
1Q25
2Q25
Efficiency Ratio (GAAP)
Efficiency Ratio (ex. notable items)(2)

- 2Q25 GAAP noninterest expense of $109MM included merger-related costs. Ex. notable items[3], 2Q25 noninterest expense of $92MM, up 13% QoQ, reflected addition of Territorial to ongoing operations

(1) The noninterest expense chart columns present noninterest expense excluding notable items

(2) Noninterest expense excluding notable items and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

(3) 2Q25 notable items (pre-tax) included $17.3MM in merger and restructuring-related expenses

- **2Q25 notable tax item** (in income tax provision): California state tax apportionment law changed on June 27, 2025, and became effective for tax years beginning on or after January 1, 2025. Consequently, deferred tax asset ("DTA") was remeasured.
- 2Q25 income tax expense was negatively impacted by the DTA remeasurement in the amount of $4.9MM. This tax law change is expected to lower the Company's ongoing effective tax rate by ~1%.

12

Hope Bancorp

Asset Quality Metrics

Allowance for Credit Losses & Coverage Ratio
($ Millions)


$156
1.15%
$153
1.13%
$151
1.11%
$147
1.11%
$150
1.04%
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
ACL
ACL Coverage Ratio

Criticized Loans Ratio


3.30%
3.71%
3.30%
3.36%
2.87%
2Q24
3Q24
4Q24
1Q25
2Q25
Total Criticized Loans as a % of Total Loans

Provision for Credit Losses[(1)] & Net Charge Offs
($ Millions)


GAAP Provision
$15
0.13%
0.17%
0.38%
0.25%
0.33%
$1
$4
$3
$6
$10
$13
$5
$8
$10.5
$12
2Q24
3Q24
4Q24
1Q25
2Q25
Provision for Credit Losses
NCO
NCO Ratio (ann.)

Nonperforming Assets Ratio


0.39%
0.60%
0.53%
0.49%
0.61%
2Q24
3Q24
4Q24
1Q25
2Q25
NPAs/Total Assets

- Asset quality remains stable, Territorial contributed residential mortgage loans with pristine asset quality
- Allowance for credit losses ("ACL") coverage ratio: 1.04% of loans as of 6/30/25 vs. 1.11% as of 3/31/25. Change in ratio reflects impact of Territorial acquisition
- Criticized loans of $415MM at 6/30/25, down $34MM, or 8%, QoQ. Includes decrease in special mention loans of $47MM, or 26%, QoQ
- Nonperforming assets ("NPA") of $113MM, or 0.61% of total assets at 6/30/25. QoQ increase driven by one CRE loan that is well-secured by collateral property in prime location
- Net charge offs ("NCO"): $12MM in 2Q25, or 33bps of average loans, annualized
- 2Q25 GAAP provision for credit losses of $15MM included notable, merger-related provision of $4.5MM. Ex. notable items[(1)], 2Q25 provision for credit losses was $10.5MM, up QoQ due to NCOs and increase provision for unfunded loan commitments

(1) The provision for credit losses for each quarter is presented in the chart as GAAP reported, with the exception of 2Q25, which excludes notable items. Provision for credit losses excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation

13

Updated Management Financial Outlook for Full Year 2025 vs. 2024

Hope Bancorp

	2024 ($ Millions)	Outlook for 2025 [(1)]	Anticipated Drivers & Comments on Update
End-of-Period Loans *(including HFS)*	**$ 13,633**	***High single-digit % growth*** *(unchanged)*	▪ Growth in 2H25 driven by strengthening production trends and frontline hiring
Net Interest Income	**$ 428**	***High single-digit % growth*** *(Outlook unchanged, drivers updated)*	▪ Fewer Fed Funds rate cuts: two Fed Funds target rate cuts of 25bps each in Oct. and Dec. 2025 *(versus cuts in June, Sep. & Dec. 2025 expected a quarter ago)* ▪ ~$12MM of loan accretion income in 2025 from Territorial acquisition *(vs. ~$14MM anticipated initially)* ▪ Legacy securities portfolio repositioning contributes ~$6MM to interest income in 2H25
Noninterest Income [(2)] *(excluding notable items)*	**$ 47**	***Upper-20s % growth*** *(updated)*	▪ Continued positive momentum across broad base of fee income lines ▪ Full year of SBA loan sales in 2025, compared with three quarters in 2024
Noninterest Expense [(2)] *(excluding notable items)*	**$ 318**	***Low double-digit % growth*** *(unchanged)*	▪ Addition of Territorial to ongoing operations ▪ Continued investment in talent and technology to support Company growth
Effective Tax Rate	**25.1%**	***~ 21%***	▪ Effective tax rate of 14% in each of 3Q25 and 4Q25

(1) The Financial Outlook for 2025 is presented as of July 22, 2025, reflects the Company's updated financial outlook for 2025 vs. actual results in 2024, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. The Company's financial outlook for 2025 is dependent on macroeconomic factors, including, but not limited to, the impact of U.S. and global trade policies and tensions, changes to market interest rates, and reflects expectations as of the date of this presentation. The Financial Outlook for 2025 contains forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Financial Outlook for 2025. Please refer to the "forward-looking statements" on Slide 2 of this presentation.

(2) Noninterest income excluding notable items and noninterest expense excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

14

Appendix 15

Summary Balance Sheet 16 ($ in millions, except per share data) 6/30/25 3/31/25 QoQ % change 6/30/24 YoY % change Cash and due from banks $ 689.7 $ 733.5 (6)% $ 654.0 5 % Investment securities 2,268.9 2,088.6 9% 2,172.9 4 % Federal Home Loan Bank (“FHLB”) stock and other investments 106.8 103.5 3% 61.5 74 % Gross loans 14,446.8 13,335.5 8% 13,635.3 6 % Allowance for credit losses (149.5) (147.4) 1% (156.0) (4)% Goodwill and intangible assets 525.4 466.4 13% 467.6 12 % Other assets 658.9 488.2 35% 539.8 22 % Total assets $ 18,547.0 $ 17,068.3 9% $ 17,375.1 7 % Deposits $ 15,943.4 $ 14,488.3 10% $ 14,711.5 8 % Borrowings & other debt 140.0 209.9 (33) % 278.9 (50)% Other liabilities 239.5 210.1 14% 273.4 (12)% Total liabilities $ 16,322.9 $ 14,908.3 9% $ 15,263.8 7 % Total stockholders’ equity $ 2,224.1 $ 2,160.0 3% $ 2,111.3 5 % Book value per share $17.36 $17.84 (3)% $17.49 (1)% Tangible common equity (“TCE”) per share(1) $13.26 $13.99 (5)% $13.61 (3)% Tangible common equity ratio(1) 9.43% 10.20% 9.72% Loan-to-deposit ratio 90.6% 92.0% 92.7% (1) TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Summary Income Statement 17 ($ in thousands, except share and per share data) 2Q25 1Q25 QoQ % change 2Q24 YoY % change Net interest income before provision for credit losses $ 117,533 $ 100,817 17% $ 105,860 11 % Provision for credit losses 15,000 4,800 213% 1,400 971 % Provision for credit losses excluding notable items(1) 10,500 4,800 120% 1,400 653 % Net interest income after provision for credit losses 102,533 96,017 7% 104,460 (2)% Noninterest (loss) income (22,956) 15,688 N/A 11,071 N/A Noninterest income excluding notable items(1) 15,900 15,688 1% 11,071 44 % Noninterest expense 109,473 83,861 31% 80,987 35 % Noninterest expense excluding notable items(1) 92,192 81,342 13% 79,131 17% (Loss) income before income taxes (29,896) 27,844 N/A 34,544 N/A Income tax (benefit) provision (2,015) 6,748 N/A 9,274 N/A Net (loss) income $ (27,881) $ 21,096 N/A $ 25,270 N/A Net income excluding notable items(1) $ 24,531 $ 22,874 7% $ 26,579 (8)% Earnings (Loss) Per Common Share (“EPS”) – Diluted $(0.22) $0.17 $0.21 EPS excluding notable items(1) – Diluted $0.19 $0.19 $0.22 Weighted Average Shares Outstanding – Diluted 128,223,991 121,433,080 120,939,429 (1) Provision for credit losses excluding notable items, noninterest income excluding notable items, noninterest expense excluding notable items, net income excluding notable items, and diluted EPS excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Appendix: Non-GAAP Financial Measures Reconciliation *(cont'd)*

Hope Bancorp

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Tangible Common Equity (TCE)

($ in thousands, except share and per share info)	6/30/25	3/31/25	6/30/24
Total stockholders' equity	$ 2,224,117	$ 2,160,033	$ 2,111,282
Goodwill and core deposit intangible assets, net	(525,428)	(466,405)	(467,583)
TCE	**$ 1,698,689**	**$ 1,693,628**	**$ 1,643,699**
Total assets	**$ 18,547,017**	**$ 17,068,316**	**$ 17,375,091**
Goodwill and core deposit intangible assets, net	(525,428)	(466,405)	(467,583)
Tangible assets	**$ 18,021,589**	**$ 16,601,911**	**$ 16,907,508**
TCE ratio	**9.43%**	**10.20%**	**9.72%**
Common shares outstanding	**128,124,458**	**120,074,988**	**120,731,342**
TCE per share	**$ 13.26**	**$ 13.99**	**$ 13.61**

Pre-provision Net Revenue (PPNR) Excluding Notable Items

($ in thousands)	2Q25	1Q25	2Q24
Net interest income before provision	$ 117,533	$ 100,817	$ 105,860
Noninterest income	(22,956)	15,688	11,071
Revenue	94,577	116,505	116,931
Less: noninterest expense	109,473	83,861	80,987
PPNR	**$ (14,896)**	**$ 32,644**	**$ 35,944**
Notable items:			
Loss on investment portfolio repositioning	38,856	—	—
FDIC special assessment expense (benefit)	—	—	(309)
Merger and restructuring related costs	17,281	2,519	2,165
Total notable items included in PPNR	56,137	2,519	1,856
PPNR, excluding notable items	**$ 41,241**	**$ 35,163**	**$ 37,800**

Profitability & Ratios Excluding Notable Items

($ in thousands, except share and per share info)	2Q25	1Q25	2Q24
Net (loss) income	**$ (27,881)**	**$ 21,096**	**$ 25,270**
Notable items:			
Merger-related provision for credit losses	4,461	—	—
Loss on investment portfolio repositioning	38,856	—	—
FDIC special assessment expense	—	—	(309)
Merger and restructuring-related costs	17,281	2,519	2,165
Total notable items included in pre-tax income	**60,598**	**2,519**	**1,856**
Tax effect on notable items in pre-tax income	(13,064)	(741)	(547)
Notable one-time impact from CA state tax apportionment law change	4,878	—	—
Total notable items, net of tax	52,412	1,778	1,309
Net income excluding notable items	**$ 24,531**	**$ 22,874**	**$ 26,579**
Diluted common shares	128,223,991	121,433,080	120,939,429
EPS excluding notable items	**$ 0.19**	**$ 0.19**	**$ 0.22**
Average assets	$ 18,724,864	17,084,378	$ 17,256,638
ROA excluding notable items (annualized)	**0.52%**	**0.54%**	**0.62%**
Average Equity	$ 2,220,633	2,148,079	$ 2,097,108
ROE excluding notable items (annualized)	**4.42%**	**4.26%**	**5.07%**
Average TCE	$ 1,695,585	$ 1,681,446	$ 1,629,286
ROTCE excluding notable items (annualized)	**5.79%**	**5.44%**	**6.53%**

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Appendix: Non-GAAP Financial Measures Reconciliation

Hope Bancorp

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Efficiency Ratio Excluding Notable Items

($ in thousands)	2Q25	1Q25	2Q24
Noninterest expense	**$ 109,473**	**$ 83,861**	**$ 80,987**
Notable items:			
FDIC special assessment expense	—	—	309
Merger and restructuring-related costs	(17,281)	(2,519)	(2,165)
Noninterest expense excluding notable items	**$ 92,192**	**$ 81,342**	**$ 79,131**
Revenue	**$ 94,577**	**$ 116,505**	**$ 116,931**
Loss on investment portfolio repositioning	38,856	—	—
Revenue excluding notable items	**$ 133,433**	**$ 116,505**	**$ 116,931**
Efficiency ratio excluding notable items	**69.09%**	**69.82%**	**67.67%**

Effective Tax Rate Excluding Notable Items

($ in thousands)	2Q25	1Q25	2Q24
(Loss) income before income taxes	**$ (29,896)**	**$ 27,844**	**$ 34,544**
Notable items before tax effect	60,598	2,519	1,856
Income before tax excluding notable items	**$ 30,702**	**$ 30,363**	**$ 36,400**
GAAP income tax (benefit) provision	**$ (2,015)**	**$ 6,748**	**$ 9,274**
Tax effect on notable items in pre-tax income	13,064	741	547
Notable one-time impact from California state tax apportionment law change	(4,878)	—	—
Income tax provision excluding notable items	**$ 6,171**	**$ 7,489**	**$ 9,821**
Effective tax rate excluding notable items	**20.10%**	**24.66%**	**26.98%**

Noninterest Income Excluding Notable Items

($ in thousands)	2Q25	1Q25	2Q24
Noninterest (loss) Income	**$ (22,956)**	**$ 15,688**	**$ 11,071**
Loss on investment portfolio repositioning	38,856	—	—
Noninterest income excluding notable items	**$ 15,900**	**$ 15,688**	**$ 11,071**

Provision for Credit Losses Excluding Notable Items

($ in thousands)	2Q25	1Q25	2Q24
Provision for credit losses	**$ 15,000**	**$ 4,800**	**$ 1,400**
Notable merger-related provision for credit losses	(4,461)	—	—
Provision for credit losses excluding notable items	**$ 10,539**	**$ 4,800**	**$ 1,400**

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